



CHINA EDUCATION ALLIANCE, INC.

AMEX : CEU

October 2009



Safe Harbor Statement

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding the Company and its subsidiary companies' business strategy, plans and objectives. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Company's registration statement filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investment Highlights

- A leading online education and on-site training service company in China
- China On-line population will be the largest in the world by 2012 with 492 million internet users
- Company's revenue grew by $7.8 million to $16.3 million in the 1st half year 2009, representing growth of 91.4% over 2008
- Net income grew 81.1% to $6.5 million in 1st half 2009 from $3.6 million in 1st half 2008
- 72.8% revenue and 94.4% net income CAGR between calendar 2006 and 2008
- Strong balance sheet with $32.6 million in working capital and no debt
- Trading at a significant discount compare to both China and U.S. comparables

Company Overview



Company Overview

China Education Alliance, Inc. is a leading educational service company offering high-quality online education materials, vocational training services and on-site teaching services in the PRC.

- We distribute online test preparation materials, teaching materials, study guides, audio recordings, and provide vocational skills and certification training.
- Founded in 1996; Completed reverse merger in 2004; Listed on OTCBB in May 2004; Listed on NYSE AMEX in July 2009

Exam Preparation

- On-line education services serving students ages 6-18
- On-Site Tutoring Services

Vocational Training

- Vocational Training serving adults ages 18 and over - IT training
- Business Management Training
- Pre-employment Training for college students

Partnership and Alliances

- Partnership with National Association of Vocational Education (NAVEC), China's most authoritative vocational entity
- Operate NAVEC's Education Examination Center: 35,000 experts and instructors
- Provide online education resources through www.360ve.com (NAVEC)

China Education Alliance -- Corporate Structure


China Education Alliance, Inc. (a North Carolina company)
100%
Harbin Zhong He Li Da Education Technology, Inc. (a PRC company)
70%
Beijing Hua Yu Hui Zhong Technology Development Co., Ltd. (a PRC company)
70%
World Exchanges, Inc. (a Canada company)
100%
Heilongjiang Zhonghe Education Training Center (a PRC company)
49%
Harbin New Discovery Media Co. (a PRC company)
85%
Zhong He Li Da (Beijing) Management Consultant Co., Ltd. (a PRC company)
100%
Beijing Wei Shi Yi Tong Education Technology Co., Inc. (a PRC company)

Market Overview

Market Data

- The number of undergraduate and graduate students in China has grown at approximately 30% per year since 1999
- The number of graduates at all levels of higher education in China has approximately quadrupled in the last 6 years
- Scholarships and other types of educational aid packages increased from $240M in 2006, to $2.7 billion in 2008
- Overall Government Spending in 2010 will be 4 percent of GDP, up from 2.8 percent of GDP in 2006

Why Invest in China's Education Sector?

- China On-line population will be the largest in the world by 2012 with 492 million internet users
- One-Child Policy means more resources for parents to dedicate to education
- Fast growing upper-middle class with resources to put towards education
- Mandatory annual testing for education progression with preparation starting at age six
- Uneven distribution of educational resources results in highly competitive environment
- Due to uneven distribution of resources, parents and students seek outside access to elite teachers notes and instruction via Internet

Product and Services

Exam Preparation Training for students ages 6-18

- Approximately 150 million student ages 6-18 nationwide, $15 billion market
- Courses include Math, Science, Social Studies, Geography, History, Physics, Chemistry, Biology, English, Chinese
- Face-to-face tutoring services in 36,000 sq ft building with 80 modern classrooms, capacity for 3,200 students
- Highly regarded instructors provide one-on-one tutoring services
- Over 350,000 sets of exam-oriented testing papers and courseware for middle and senior high school
- Rechargeable prepaid Student Learning Card for easy access to downloadable materials and online classrooms

Vocational Training

- Vocational training - nationwide—15-20% of business
- IT Training
- Pre-Employment Training for College Students
- Management Training for Chinese Corporations

Products and Services

Products and Services	USD Revenues 6 Months Ended 06/30/09
Online material and education（6-18）	$10,300,000
Training Center	4,555,000
Advertising	1,467,000
Total	**$16,322,000**

Revenue Breakdown



Advertise, 9%
Training Center, 28%
Online education, 63%

Growth Strategy

Growth Strategy

- Expand core on-line business model to reach underpenetrated markets
  - Broaden on-line product offerings to other provinces
- Expand on-site tutoring business to supplement online education business
  - Establish new tutoring sites in new markets
  - Target acquisitions to grow on-site tutoring business geographically
- Grow NAVEC vocational education business
  - Expand vocational skill exam and training services through acquisitions
- Establish employment database and offer pre-employment training programs
- Increase CEU visibility through marketing and advertising

Growth Strategy

China

Est. population = 1.35 billion


Xinjiang
Gansu
Inner Mongolia
Heilongjiang
Jilin
Liaoning
Beijing
Tianjin
Hebei
Ningxia
Qinghai
Shanxi
Shandong
Tibet
Shaanxi
Henan
Jiangsu
Shanghai
Sichuan
Hubei
Anhui
Zhejiang
Hunan
Jiangxi
Guizhou
Fujian
Yunnan
Guangxi
Guangdong

Geographical Coverage

- Provides on-line education and on-site tutoring in Heilongjiang Province, Jilin, Liaoning, Inner Mongolia
- Vocational training - nationwide

Experienced Management Team

Management

- **Xiqun Yu – Founder, Chairman of the Board, President, Chief Executive Officer**
  - 17 years of senior management experience of several China based enterprises
  - Specialized in marketing, designing, financial control, strategic management, and integrated communication, especially focused on IT, on-line education areas
  - Director of China Network Association
  - Graduated with Business Administration from Harbin University of Science and Technology

- **Zack Pan– Chief Financial Officer, CPA**
  - Over ten years experience in accounting, economic/statistical analysis, bank loan projects, and business management
  - Five years experience in education – was associate professor teaching in Ahhui University, China
  - Previously an audit manager with Eide Bailly CPAs and Business Advisors
  - Currently a member of American Institute of Certified Public Accountant (AICPA), and Oklahoma Society of Certified Public Accountant (OSCPA)
  - Graduated with Master of Business Admin (MBA) from University of Central Oklahoma

Management

- **Yizhao Zhang – Independent Director, Audit Committee Chairman**
  - Previously Chief Financial Officer of Energroup Holdings Corporation
  - Certified Public Accountant, certified by the Delaware State Board of Accountancy, member of American Institute of Certified Public Accountant (AICPA)
  - Graduated from the State University of New York

- **James Hsu – Independent Director**
  - President of Global Education Initiatives, Inc.
  - Previously CEO of Greater New York Home Care Systems, Inc.
  - Graduated with M.A in Management Science from Yale University; Ph.D. in Industrial and Operations Engineering from the University of Michigan

Financials

Robust Revenue Growth


($ in Thousands)
30,000
25,000
20,000
15,000
10,000
5,000
-
3,113
8,325
17,324
24,851
CAGR: 43.5%
8,529
16,322
CAGR: 91.4%
2005
2006
2007
2008
1st half 08
1st half 09


Gross Profit
($ in Thousands)
25,000
20,000
15,000
10,000
5,000
-
CAGR: 44.3%
19,886
13,782
5,761
2,095
CAGR: 80.8%
12,598
6,967
2005
2006
2007
2008
1st half 08
1st half 09

Strong Net Income Growth


($ in Thousands)
12,000
10,000
8,000
6,000
4,000
2,000
-
1,703
2,625
3,105
9,919
CAGR: 219.4%
CAGR:
81.1%
3,567
6,465
2005
2006
2007
2008
1st half 08
1st half 09

Earning Per Share


($ in Thousands)
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
-
0.09
0.14
0.14
0.40
CAGR: 185.7%
0.14
0.26
CAGR:
85.7%
2005
2006
2007
2008
1st half 08
1st half 09

Balance Sheet Summary

	June 30	For year ended December 31	
	2009	2008	2007
Cash	$31,508,995	$23,418,098	$11,778,954
Current Assets	34,765,834	27,467,217	13,500,269
Total Assets	42,466,049	35,741,915	20,310,653
Current Liabilities	2,141,744	2,028,498	1,668,616
Total Stockholders Equity	40,324,305	33,713,417	18,624,037

Value Proposition

Value Proposition

- The market for CEU's online educational services is approximately 150 million students between age 6 and 18, which represents a $15 billion market

- Other companies in China's educational sector such as New Oriental Education & Technology (EDU) and China Distance Education (DL) trades at 48x TTM P/E and 149x TTM P/E respectively

- CEU currently trades at approximately 12x TTM P/E

- At a 20 forward P/E this stock trades at $10 to $12



Value Proposition

Undervalued Compared to Peer Group

Selected Company	Ticker Symbol	Stock Price($)	Mark.Cap ($M)	EPS (ttm)	P/E (ttm)	P/S (ttm)	Qtrly YoY Revenue Growth
China based U.S. listed comparables							
New Oriental Education & Technology	EDU	77.08	2,932.86	1.59	48.48x	9.67x	47.90%
China Distance Education	DL	7.43	257.81	0.05	148.60x	9.46x	78.60%
China Cast Education	CAST	6.70	239.65	0.23	29.13x	4.93x	2.90%
ATA, Inc.	ATAI	6.76	154.38	0.22	30.73x	3.90x	17.27%
ChinaEDU Corporation	CEDU	6.99	112.60	-2.03	-	2.53x	11.00%
Average					**64.23x**	**6.10x**	**31.53%**
U.S. based U.S. listed comparables							
Apollo Group Inc	APOL	69.27	10,613.20	3.9	17.76x	2.85x	25.85%
DeVry Inc.	DV	52.32	3,723.35	2.28	22.95x	2.55x	43.08%
Strayer Education Inc.	STRA	204.78	2,865.49	6.61	30.98x	6.34x	28.59%
Average					**23.90x**	**3.91x**	**32.51%**
China Education Alliance	**CEU**	**6.24**	**151.48**	**0.52**	**12.00x**	**4.12x**	**82.10%**

- Trading at a significant discount compare to both China and U.S. comparables
- The rate of growth achieved by China Education Alliance in recent years far exceeds that of other publicly traded comparable

Various Sources : Data as of September 17 2009
Performance data as of Q2 2009 or latest YoY available; all other data as of September 16, 2009

China Education Alliance, Inc.
Xiqun Yu, Chief Executive Officer
58 Heng Shan Road, Kun Lun Shopping Mall,
Harbin, The People's Republic of China, 150090
Tel: +11 86 778 388 8513
Cell: +11 86 13804506008
Email: yxq8877@126.com or
yxq8877@edu-chn.com
Web: www.chinaeducationalliance.com

China Education Alliance, Inc.
Zack Pan, Chief Financial Officer
U.S. contact:
Cell: +405 315 9987
Fax: +405 513 7047
Email: zackpan08@gmail.com or
zackpan08@edu-chn.com
Web: www.chinaeducationalliance.com